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                                                                   EXHIBIT 10.40

                                  EXHIBIT 1.1A
                       (FORM OF SENIOR SUBORDINATED NOTE)

THIS NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT, DATED AS OF DECEMBER 7, 2000 (THE "SUBORDINATION AGREEMENT"), AMONG HOLDER, CERTAIN OF HOLDER'S AFFILIATES, AND IMPERIAL BANK, AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

                         10.0% SENIOR SUBORDINATED NOTE
                              DUE DECEMBER 7, 2005



$____________                                                  November __, 2002

         SECTION 1. Payment Obligation. VIEWLOCITY, INC., a Delaware corporation, having an address at 3475 Piedmont Road, Suite 1700, Atlanta, Georgia 30305 (herein called the "Corporation"), for value received, hereby promises to pay to [insert as applicable] ____________ (hereinafter referred to as the "Holder"), the principal sum of $____________ on the Maturity Date, or such earlier date as provided in the Purchase Agreement, and to pay interest (compounded on the basis of a 365 day year) from the date hereof on the unpaid balance of such principal amount from time to time outstanding at the rate of 10.0% per annum. All such accrued interest shall be paid to Holder at the end of each calendar quarter following the date of this note until the Maturity Date, upon which the principal amount and any accrued interest shall be paid to Holder. Payment of the principal of and interest on this Note as well as all other amounts payable in connection with the repayment of this Note will be made by cashiers check or by wire transfer of immediately available funds, in currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at such address or to such account, as applicable, as shall be designated to the Corporation by the Holder.


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         SECTION 2. Definitions. Capitalized terms used herein but not otherwise defined herein shall have the meaning ascribed thereto in the Purchase
Agreement. As used herein, the following terms will be deemed to have the meanings set forth below:

         "MATURITY DATE" means December 7, 2005.

         "NOTE" means this 10.0% senior subordinated note issued by the Corporation.

         "PURCHASE AGREEMENT" means that certain Securities Purchase Agreement, dated as of December 7, 2000, among the Corporation and each Person identified therein as a "Purchaser,", as amended.

         SECTION 3. [Intentionally Omitted]

         SECTION 4. OPTIONAL PREPAYMENT. This Note shall be subject to optional prepayment, at the option of the Corporation, in accordance with the terms and conditions of the Purchase Agreement.

         SECTION 5. MANDATORY PREPAYMENT. This Note shall be subject to mandatory prepayment, at the option of the Majority Holders, in accordance with the terms and conditions of the Purchase Agreement.

         SECTION 6. ACCELERATION. This Note and the indebtedness evidenced hereby is subject to acceleration under the terms and conditions set forth in the Purchase Agreement.

         SECTION 7. CERTAIN ADDITIONAL COVENANTS. In addition to such covenants as are set forth in the Purchase Agreement, the Corporation covenants to the holder of this Note that, so long as the Corporation has or may have any obligation under this Note:

         (a) It will comply in all material respects with all applicable laws and orders to which it may be subject, if failure to do so would materially impair its ability to perform its obligations under this Note.

         (b) It will notify the holder of this Note immediately upon the occurrence of an Event of Default.

         (c) It will not use the proceeds of the Notes in any manner that would cause such borrowing or the application of such proceeds to violate any applicable law, rule or regulation.

         SECTION 8. NOTE REGISTER.

         (a) The Corporation shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of

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transfer, the person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Corporation shall not be affected by any notice or knowledge to the contrary.

         (b) Each holder of a Note shall be deemed to have agreed by acceptance of such Note, not to transfer Notes except in minimum denominations of $500,000 (or if less with respect to any Note, the entire unpaid principal amount of such Note).

         (c) Upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note and of indemnity reasonably satisfactory to it, and upon reimbursement to the Corporation of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note (in case of mutilation) the Corporation will make and deliver in lieu of this Note a new Note of like tenor and unpaid principal amount and dated as of the date to which interest has been paid on the unpaid principal amount of this Note in lieu of which such new Note is made and delivered.

         SECTION 9. Miscellaneous. (a) All notices, requests, demands and other communications hereunder shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid to the Holder and/or the Corporation at their addresses first set forth above (or to such other address as may be designated by any such party in a notice given pursuant to this paragraph), with a copy to Brobeck, Phleger & Harrison LLP, 550 South Hope Street, Los Angeles, California 90071-2604, Attention: John Francis Hilson, Esq.

         (b) In the event of prepayment or conversion of this Note in part only, a new note or notes for the unpaid or unconverted portion hereof will be issued in the name of the Holder upon the cancellation hereof. Each such note shall be in substantially the same form as this Note.

         (c) This Note shall be governed by and construed in accordance with the laws of the State of California. The Corporation and Holder hereby submit to the exclusive jurisdiction of the state and federal courts located in the County of San Francisco, State of California.

         (d) The Corporation agrees, to the extent permitted by law, to pay to the Holder all costs and expenses (including attorneys fees) incurred by it in the collection hereof or the enforcement of any right or remedy provided for herein (including such costs and expenses incurred in connection with a workout or an insolvency or bankruptcy proceeding).

         (e) TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CORPORATION AND THE HOLDER OF THIS NOTE HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS NOTE, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF THE CORPORATION AND THE HOLDER WITH RESPECT TO THIS NOTE, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER


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NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN
CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CORPORATION AND THE HOLDER OF THIS NOTE HEREBY AGREE THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY MAY FILE A COPY OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

         (f) All payments made by the Corporation in respect of principal of, and interest on, this Note will be made without set-off, counterclaim or other defense. The Corporation shall pay on demand all stamp, documentary and other similar duties and taxes, if any, to which this Note from time to time may be subject or give rise.

         (g) The Corporation may not assign any of its rights or delegate any of its obligations under this Note (or any part thereof) without the prior written consent of Holder.

         (h) The Corporation hereby waives diligence, presentment, protest, demand, and notice of every kind other than notices expressly provided herein or by the Purchase Agreement or required by applicable law and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

                            [signature page follows]



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         IN WITNESS WHEREOF, the undersigned has executed this Note effective as of the date first above written.

                                     VIEWLOCITY, INC.,
                                     a Delaware corporation


                                     By:
                                     Title:




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